Epiphany FFV Strategic Income Fund

Class A Shares EPIAX

Class C Shares EPICX

SUMMARY PROSPECTUS

March 1, 2013

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

Investment Objective

The Epiphany FFV Strategic Income Fund seeks income.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional in the "Investing with Epiphany" section of the Fund's prospectus and in the "Sales Charges" section of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the offering price at time of purchase or the net asset value at the time of redemption)	None	1.00%
Maximum Sales Charge (Load) on Reinvested Dividends	None	None
Redemption Fee (as a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10

Annual Fund Operating Expenses (expenses deducted from Fund assets):

	Epiphany FFV Strategic Income Fund
	Class A	Class C
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%
Acquired Funds Fees and Expenses	0.06%	0.06%
Other Expenses	1.41%	1.42%
Total Annual Fund Operating Expenses	2.22%	2.98%
Fee Waiver and/or Expense Reimbursement(1)	(0.91)%	(0.92)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursements)	1.31%	2.06%

1.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.25% of the average daily net assets for Class A shares and 2.00% of the average daily net assets of the Class C shares, through February 28, 2014.  The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Epiphany FFV Strategic Income Fund – Class A	$627	$1,076	$1,551	$2,859
Epiphany FFV Strategic Income Fund – Class C	$209	$835	$1,487	$3,234

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund portfolio turnover rate was 56%.

Principal Investment Strategy

The Epiphany FFV Strategic Income Fund seeks to achieve its investment objective through investment in any income-producing securities issued by companies that pass the FFV Scorecard, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC.   FFV refers to Faith and Family Values and represents the underlying theme of the social screening.  Income-producing securities may include corporate bonds, preferred stocks, convertible stocks and investment companies (including open-end funds or exchange traded funds) that may invest in income-producing securities, or in the case of exchange traded funds, track a fixed income index.  The Fund may also invest in inverse ETFs for hedging purposes.  Inverse ETFs are designed to provide positive return from a decline in the ETF's underlying benchmark.  These investments will be short term in nature.  In the case of corporate bonds, preferred stocks and convertible stocks, the FFV Scorecard is then applied to the eligible securities.  The FFV Scorecard is based on the moral and social justice teachings of the Catholic Church. Application of the FFV Scorecard is based on information known about the company by the advisor or gleaned from third parties that compile and publish such data.  The screening criteria are reviewed from time to time by Trinity’s Advisory Board. Then the Fund's sub-adviser, Dana Investment Advisors, Inc. (the “Sub-Adviser”), uses a disciplined, risk-controlled investment process to select the Fund's holdings.

According to the FFV Scorecard, companies will generally be excluded from the Fund that are known to:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Have received significant fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations in the past 2 calendar years;

•

Produce pornographic media content;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above.

•

Eligible companies are further evaluated using an assessment of their record on human rights, environment and corporate governance, both positive and negative, as part of the investment process.  Generally, the FFV Scorecard™ is designed to measure a company’s impact on people, community, and the market.

Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard is at the discretion of the Adviser and Sub-Adviser who may opt to hold the security based on the security's anticipated level of income or as a means to defer or eliminate costs associated with the sale of the security. Accordingly the Fund may hold some securities that do not conform to the Adviser’s screening process.  The portfolio managers may also sell a security when the portfolio managers determine that the creditworthiness is no longer consistent with the portfolio manager's risk tolerance or if other eligible securities offer a more attractive investment opportunity.  The Fund may hold cash in addition to the income-producing securities, primarily as a means to pay redemption requests.  Otherwise, the Fund intends to remain fully invested.

The Fund’s Sub-Adviser employs a relative-value approach to identify securities in the marketplace with the following characteristics, although not all of the securities selected will have these attributes:

•

Discounted price to potential market value

•

Improving credit profiles yet unrecognized by the market

•

Yield advantage relative to its benchmark

The Sub-Adviser invests in securities that offer a positive yield advantage over the market and, in its view, have room to increase in price. The Sub-Adviser may also invest to take advantage of what it believes are temporary disparities in the yield of different segments of the market for securities.

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including high-yield high risk or junk bonds) with a focus on U.S. corporate bonds, government bonds, agency bonds, adjustable and fixed rate mortgage bonds, municipal bonds, convertible securities, and debt instruments issued by foreign governments, including those in emerging markets.  The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks.  The fixed income investments may be of any maturity or credit quality.  In addition to income-producing securities, from time to time the Fund may purchase other securities such as real estate investment trusts ("REITs"), publicly traded partnerships, mainly as an alternative to holding cash prior to investment.  These other equity securities will not be subject to the FFV Scorecard.  The Sub-Adviser may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions.

Principal Risks

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.  You could lose money.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

Convertible Security Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Derivatives Risk.  The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Foreign Investing Risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.    Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

High Yield Securities Risk.  The Fund may invest in high yield securities, also known as "junk bonds."  High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal.  High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market for high yield securities is generally less active than the market for higher quality securities.  This may limit the ability of the Fund to sell high yield securities.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Inverse ETF Risk.  Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies.  Inverse ETFs contain all of the risks that regular ETFs present.  Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged.  Inverse ETFs contain all of the risks that regular ETFs present.

Investment Style Risk.  The Adviser’s or Sub-Adviser's judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or Sub-Adviser's judgment will produce the desired results.

Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price.  Many high yield high risk fixed income securities may be illiquid at times.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Moral Investing Risk.  The Adviser and Sub-Adviser invests in securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

Preferred Stocks Risk.  Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

REIT Risk.  The Fund may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Sovereign Obligation Risk.  The Fund may invest in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Strategic Income Fund by showing the performance of its Class A shares for each full calendar year since the Fund’s inception, and by showing how the Fund’s  average annual returns compare over time with those of a broad measure of market performance.  The Class A sales load and account fees are not reflected in the bar chart and that, if they were, returns would be less than those shown.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Class A Shares
(as of December 31)

During the period shown in the bar chart, the highest return for a quarter was 2.38% (quarter ended March 31, 2012) and lowest return for a quarter was (1.79)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the period ended December 31, 2012)

Epiphany FFV Strategic Income Fund	One Year	Since Inception (7/28/2010)
Return Before Taxes - Class A Shares	(0.26%	02.80%
Class A Return After Taxes On Distributions	((0.73)%	(1.78%
Class A Return After Taxes On Distributions And Sale Of Fund Shares	((0.34)%	01.79%
Class C Return Before Taxes	44.68%	44.07%
Barclays Capital Intermediate Aggregate Index (reflects no deduction for fees, expenses or taxes)	00.18%	33.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.  After tax returns are only shown for Class A shares and after tax returns for Class C shares, which are not presented, will vary.

Updated performance information is available by calling 1-800-320-2185.

The Investment Adviser

Trinity Fiduciary Partners, LLC (“Trinity”) is the Fund’s investment adviser. Dana Investment Advisors, Inc. is the Fund's investment sub-adviser.

Portfolio Managers

J. Joseph Veranth, Chief Investment Officer, Portfolio Manager of Dana Investment Advisors, Inc., Rob Leuty, Senior Fixed Income Portfolio Manager of Dana Investment Advisors, Inc., and Samuel J. Saladino, III, Chief Executive Officer, Trinity Fiduciary Partners, LLC, serve as portfolio managers of the Fund.

Purchase and Sale of Fund Shares

The minimum investment for Class A and Class C shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund’s distributions are typically taxed as capital gains.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.